                                                             Exhibit 10.6

                                                                    CONFIDENTIAL

                            ELECTRIC SERVICE CONTRACT

     This  Contract is made this  December  15, 2006 by and between  MIDAMERICAN
ENERGY  COMPANY,  an Iowa  corporation  (herein  referred to as "Company"),  and
SOUTHWEST IOWA RENEWABLE ENERGY, LLC (herein referred to as "Customer").

     The parties hereby agree as follows:

Article I. Scope

The  Company  shall  supply  electric  service to the  premises  occupied by the
Customer  at 189th St.,  Council  Bluffs,  Iowa  51501.  In  recognition  of the benefits to be derived by the Customer under this Contract,  Customer  agrees to purchase all the electrical  requirements of the facility's  connected  electric load as of the date the permanent electric service is energized and will average a monthly  billing  demand of 7,300  kilowatts for each month during the term of this Contract. The Customer may elect to install onsite standby generation which it shall  operate to serve a portion or all of the  connected  load in the event and for the duration that the Company is unable to supply  electric  services to the  premises or to comply with  interruptions  as they relate to Rider 2 and/or
Rider 12.  Customer may use onsite standby  generation to meet  obligations  for curtailment  under Rider 2 or Rider 12 only if the  generation is used purely as an emergency standby power supply per the Company's tariff.

Article II.  Primary Electric Service

        A.     Company  will  construct,  own and operate a 161 kV  transmission line, a new 161 - 13 kV substation with a power  transformer,  13
               kV circuit  breakers  and  feeder  exits,  and 13 kV  underground feeders in customer  provided  conduit from the substation to the
               Customer's 13 kV  switchgear,.  The  transmission  line will be a radial  feed  coming  from the  CBEC-Hasting  161 kV line using a three-way  switch  arrangement.  As installed  for Phase 1, these facilities will be able to handle up to 12 MW of load.

            i.      Customer  agrees  to  provide  two (2)  acres  of  land  for
                    Company's  sole  use to  install  an  electric  distribution substation.  Customer  will provide a warranty deed for this property to Company for the sum of one dollar. The preferred location will be adjacent to the existing  transmission line conductor  and will be mutually  agreeable to both

                    parties.  If, within twenty-five years of the effective date of service under this Contract,  Company no longer uses said property for electric distribution purposes,  Company agrees to deed said property back to Customer.

        B.     Customer  will be served and metered at a nominal  13,200  volts.
               Customer will own and operate the 13 kV switchgear  with metering bay, all distribution transformers, and all 13 kV and low voltage cable on the Customer's side of the switchgear.

        C.     Interruptible  Power  incentives may be available to the Customer under the Terms and  Conditions  of Rider 2 and/or  the Terms and
               Conditions  of Rider  12. As set forth in  Company's  tariffs  as approved by the Iowa Utilities  Board,  the Company  reserves the right to limit  participation to a state-wide total of 190,000 kW of curtailable load.

            i.      If momentary paralleling (not open transition) is considered for standby generation, Company's Technical Requirements for
                    Interconnection  of  Generation  to the  MidAmerican  Energy
                    Company Distribution System Specifications  (TRIMECS),  must be followed  and  completed  in its  entirety.  Depending on technical requirements,  Customer may incur additional costs to fulfill the  obligations  of the TRIMECS  specifications.
                    Failure to comply with all TRIMECS specifications shall be a breach of this Contract. The Terms and Conditions of Rider 2 and/or the Terms and  Conditions of Rider 12 shall not apply unless all TRIMECS specifications have been met.

Article III. Electricity Pricing

        A.
            1. Pursuant to the terms of Company's  Rider FP,  Flexible  Pricing, the Customer  shall receive and pay for firm electric  service as shown in Exhibit 1. Service  under this contract will commence on the date the permanent  electric  service is  energized.  Service under Exhibit 1 will continue for up to 60 consecutive months but not beyond June 30, 2012.

            2. Flexible pricing has been  established  under the assumption that the  Customer  will  have an  average  billing  demand  of  7,300 kilowatts  and will  average an 85% load  factor  over a 12-month period. If this load is not met, Customer must return to the most applicable tariff rate.

     B. Notwithstanding the foregoing,  Customer,  at its election,  at any time during the term of this  Contract  may  forego the terms as set forth  above and take service under one of the Company's electric tariffs

Article IV. Miscellaneous

     A. In the event of any conflict  between the terms and  conditions  of this
Contract and the Company's General Tariffs' terms and conditions,  the terms and
Conditions of this Contract shall prevail.  Customer  expressly  recognizes that the rates, riders, terms and conditions  applicable to this Contract are subject to  modification  by the Iowa  Utilities  Board or any other  regulatory  agency having jurisdiction and that such modification shall not relieve the Customer of its duty to comply with same.  Company agrees not to suggest changes to terms of this Contract,  which changes are specific only to this Contract, in proceedings dealing with  Company's  rates,  riders,  terms and  conditions  before the Iowa
Utilities Board or other  regulatory  agency having  jurisdiction.  Furthermore,
Company shall defend the terms  specific only to this Contract in any proceeding to review  such  terms.  If  necessary,  Customer  agrees to assist  Company  in obtaining  regulatory  approval  of this  Contract  and in  defending  the terms specific to this Contract.

     B. The rates and  charges  specified  hereunder  apply only to the  primary voltage  electric  service  provided to the Customer's  premises,  which are the subject of this Contract.

     C. Each  provision of the Contract is severable and if any provision  shall be finally determined to be invalid, illegal or unenforceable ("invalid") in any jurisdiction,  the remaining provisions shall not be affected thereby, nor shall said provision be invalid in any other jurisdiction.

     D. This Contract  shall inure to the benefit of, and be binding  upon,  the parties  hereto and their  successors  and assigns.  This Contract  shall not be assigned or transferred by either party without the prior written consent of the other party,  which consent shall not be unreasonably  withheld,  except that no
consent   shall  be  required  for  any   assignment   or  transfer  by  merger,
consolidation  or   reorganization,   or  as  part  of  a  transfer  of  all  or
substantially  all of  the  assets  of the  assignor  or  transferor,  or to any affiliate of such party.  For the purposes of this Section,  an affiliate  shall constitute any  corporation or legal entity which (i) is owned or controlled by,
(ii) owns or  controls or (iii) is owned or  controlled  by the  corporation  or other  legal  entity  owning  or  controlling,  either  of the  parties  to this
Contract. Any person which succeeds by purchase,  merger or consolidation of the
Customer's  premises  which are the subject of this  Contract  or the  Company's business,  substantially  as an  entirety,  shall be  entitled to the rights and shall be subject to the obligations of its predecessor under this Contract.  The restriction  on assignment  contained in this Section  shall not prevent  either party from  pledging or  mortgaging  its rights  hereunder  as security  for its indebtedness.  Customer shall not by assignment  alter the point of delivery for electric service provided in accordance with this Contract.

     E. The following  actions shall each constitute a breach under the terms of this Contract. In the event either party 1) commences a voluntary case under any chapter of the  Bankruptcy  Code (Title 11,  United  State  Code),  or takes any equivalent  or similar  action by filing a petition  under any other  federal or state law in effect at such time relating to bankruptcy or  insolvency,  or if a petition is filed against  breaching  party under any chapter of the  Bankruptcy
Code,  or if a petition is filed seeking any such  equivalent or similar  relief against  breaching  party under any other  federal or state law in effect at the time relating to  bankruptcy;  2) makes a general  assignment for the benefit of creditors;  3) admits in writing an inability to pay its debts generally as they become due; 4) has appointed (voluntarily or involuntarily) a trustee, receiver, custodian or agent under applicable law or under contract,  whose appointment or authority to take charge of property or the  breaching  party for the purpose of general administration or such property for the benefit of the breaching party's creditors;  or 5) commits a material breach of any of the terms or provisions of this  Contract and such breach is not cured  within  thirty (30)  business  days after written  notice to the  breaching  party  advising of such breach.  To the extent a party has  committed  a breach as set forth  above;  the  non-breaching party is  relieved of all  further  duties  under this  Contract,  provided  the non-breaching  party has first  notified  the other party of its intent to cease performance.  Notwithstanding  the  foregoing,  in the event  Customer's  breach results in its secured creditors  assuming the operation of the facility that is the subject of the  Contract,  the  secured  creditors  may also  succeed to the rights  and  responsibilities  of the  Customer  for  this  Contract;  provided, however,  such assumption and acceptance shall be in writing,  for the remainder of the term of the Contract, and shall include assumption and fulfillment of all outstanding or incomplete duties of Customer hereunder.

     F. The rights of the  parties  hereto  may not be waived  except in writing signed by the waiving party. A waiver by either party of any of its rights under this Contract or any breach of this Contract  shall not be construed as a waiver of any other or future rights or breaches.

     G. THIS CONTRACT AND ITS  PERFORMANCE  BY BOTH PARTIES SHALL BE INTERPRETED
IN  ACCORDANCE  WITH THE LAWS OF THE STATE OF IOWA AND SHALL BE  SUBJECT  TO ALL
APPLICABLE RULES AND REGULATIONS OF REGULATORY AUTHORITIES HAVING JURISDICTION.

Article V. Captions

         A. Title or captions of articles,  sections, or paragraphs contained in this Contract are inserted only as a matter of  convenience  and for  reference, and in no way define,  limit,  extend or describe the scope of this  Contract or the intent of any provision thereof.

Article VI. Confidentiality

     A. Neither party shall disclose this Contract,  or any portion thereof,  to
any  person,   without  the  prior  written   permission  of  the  other  party.
Notwithstanding  the  foregoing a party may  disclose  the  Contract  (1) to its officers,  directors  and  employees,  (2) upon the  request  or  demand  of any regulatory  agency or authority having  jurisdiction over such party, (3) to the party's legal counsel and  independent  auditors,  (4) to the extent  reasonably required in connection with any litigation to which such party or its affiliates may be a party,  (5) to any actual or proposed  lender to such party,  or (6) as may otherwise be required by law. If a party breaches the Contract by disclosing this Contract,  or any portion thereof,  the non-disclosing party shall have the option of terminating  the Contract upon written  notice,  but no termination by
Company shall prevent Customer from obtaining  service under Company's  electric tariffs.  If this Contract or any portion thereof is disclosed to, or filed with any regulatory body or disclosed as otherwise required by law, the disclosing or filing party shall request the regulatory body, other entity or person receiving the  Contract or any portion  thereof,  to afford the  Contract,  or the portion thereof, confidential treatment and, concurrently with the filing or disclosure, shall advise the other party of the filing or  disclosure  provided that Company shall not be required to advise Customer of any filing or disclosure to the Iowa
Utilities Board, the Illinois Commerce Commission, the Federal Regulatory Energy
Commission, or their successor agencies.

Article VII. Notice

     A. Notice  shall be deemed  delivered  when  personally  delivered  or when deposited in the United States  certified or  registered  mail,  return  receipt request, postage prepaid or when receive from an overnight courier and addressed
to  Customer  at  189th  St.,   Council  Bluffs,   Iowa  51501  or  Company  at:
Director-Energy  Consultants and Energy Efficiency,  MidAmerican Energy Company,
106 East Second Street, Davenport, IA 52801, or at such other address designated in writing by either party from time to time to the other party.

         IN WITNESS WHEREOF,  the parties hereto have caused this Contract to be duly executed in duplicate as of the day and year first above written.

MIDAMERICAN ENERGY COMPANY             SOUTHWEST IOWA RENEWABLE ENERGY LLC

By /s/ David L. Graham                 By /s/ Karol King
   -----------------------             -----------------------------------
Name David L. Graham                   Name Karol King

Title  VP-Quality Assurance & Key Accounts  Title  Chairman

                                    Exhibit 1

Electric Price Schedule

----------------------------------- --------------------- ---------------------

PRICES:                                    Summer                Winter
----------------------------------- --------------------- ---------------------
------------------------------------ --------------------- ---------------------

Service Charge per meter                   $200.00               $200.00
------------------------------------ --------------------- ---------------------
------------------------------------ --------------------- ---------------------

Demand Charge times kW of measured
demand for customers with primary
metering, but not less than 200
kW
                                           $3.38/kW              $2.89/kW
------------------------------------ --------------------- ---------------------
------------------------------------ --------------------- ---------------------

Reactive Demand Charge per kVAR of
reactive demand in excess of 50% of
billing demand                             $0.49/kVAR            $0.49/kVAR
------------------------------------ --------------------- ---------------------
------------------------------------ --------------------- ---------------------

Energy Charge:
First 250 hours x kW of demand             $0.03647/kWh          $0.03157/kWh
Next 150 hours x kW of demand              $0.02577/kWh          $0.02577/kWh
Over 400 hours x kW of demand              $0.01837/kWh          $0.01837/kWh
------------------------------------ --------------------- ---------------------
------------------------------------ --------------------- ---------------------

Tax Adjustment: Subject to the Tax
Adjustment. See Sheet No. C-2.
------------------------------------ --------------------- ---------------------
------------------------------------ --------------------- ---------------------

AEP and Energy Efficiency Cost
Recovery Adjustments: These will
appear as charges to the bill.They
are calculated on a per kWh basis.
See Sheet Nos.C-1 and C-3 for more
details.
------------------------------------ --------------------- ---------------------
------------------------------------ --------------------- ---------------------

CNS Capital Additions Tracker: This
is calculated on a per kWh basis.
See Sheet No. C-4 for more details.
------------------------------------ --------------------- ---------------------

AVAILABLE: Southwest Iowa Renewable Energy - Council Bluffs, IA

APPLICABLE:  At the option of the customer,  to all electric service required on premises  by  customer,  subject  to  applicable  terms  and  conditions  of the
Company's Electric Service Policies and Electric Rate Application. Applicable to
standby or supplementary  service (under written  agreement only) in conjunction with applicable Company riders for such service.

DEMAND: The kW as shown by or computed from the readings of the Company's demand meter for the 15-minute period of the customers'  greatest use during the month, determined to the nearest kW, but not less than 200 kW.

REACTIVE  DEMAND:  The kVAR as shown by or  computed  from the  readings  of the
Company's

reactive demand meter,  determined to the nearest  kilovar.  The customer is not billed for  reactive  demand  unless the  customer's  power  factor is less than
89.44% lagging, equivalent to situations where kVAR of reactive demand exceed 50 percent of billing  demand.  The power  factor  will be based on the  highest kW demand and kVAR demand for the billing period.

                              Exhibit 1 (Continued)

SEASONAL PROVISION: Summer and winter periods are defined as: Summer, June through
September billing periods; and Winter, October through May billing periods.

MINIMUM BILL: The service charge, plus the highest summer demand during the past
12 months  multiplied  by the demand  charge,  plus the cost of fuel  (including amounts in base prices plus amounts in the energy cost adjustment), plus the tax and energy efficiency cost recovery adjustments.

TAX ADJUSTMENT: This rate is subject to the Tax Adjustment; see Sheet No. C-2.

PAYMENT:  Bills are due and payable within twenty days from the date the bill is rendered to the  customer.  When not so paid the bill is  delinquent  and a late payment  charge,  which is equal to 1.5 percent per month of the past due amount or such portion that remains unpaid after each subsequent month, shall be added.